Pursuant to Rule 497(e) and 497(k)

Registration No. 333-11283

SUNAMERICA SERIES, INC.

AIG Active Allocation Fund

AIG Multi-Asset Allocation Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated June 22, 2018 to the

Summary Prospectuses, Prospectus and Statement of Additional Information,

each dated February 28, 2018, as supplemented and amended to date

On June 5, 2018, the Board of Trustees of SunAmerica Specialty Series (the “SAST Board”) approved a proposal to close AIG Global Trends Fund (the “Global Trends Fund”), a series of SunAmerica Specialty Series, to new and subsequent investments and thereafter to liquidate and dissolve the Global Trends Fund on or about July 27, 2018 (the “Liquidation”).

As a result of the Liquidation, each Fund will no longer invest in the Global Trends Fund. Accordingly, effective July 27, 2018, all references relating to each Fund investing in the Global Trends Fund and the risks associated with such investment are deleted from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_AAFSP_2-18 SUP2_MAASP_2-18 SUP2_S5118AAS_2-18 SUP1_AASAI_2-18